UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 22, 2005

FISCHER IMAGING CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-19386	36-2756787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 North Grant Street Denver, Colorado

80241

(Address of Principal Executive Offices)

(Zip Code)

(303) 452-6800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include statements regarding the expected timing of completion of the transaction, the use of proceeds and our intent to continue to rebuild and explore strategic alternatives for the Radiology, Electrophysiology and Surgical business.  These statements involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from such forward-looking statements. Completion of the transaction is subject to customary conditions, including the approval of the transaction by Fischer stockholders.  We may be unable to obtain stockholder approval of the transaction or satisfy other conditions to closing, and the transaction may not be completed when expected, or at all.  The forward-looking statements contained herein are also subject to risk and uncertainties generally applicable to Fischer’s business, certain of which are described as “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2004.  Readers are cautioned to avoid placing undue reliance on such forward-looking statements, which speak only as of the date the statements are made.  It is recommended that our Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 be read together with this report to better understand our business, results of operations and financial condition.

Item 1.01 Entry Into a Material Definitive Agreement

On June 22, 2005, Fischer Imaging Corporation (“Fischer” or the “Company”) entered into an Asset Purchase Agreement with Hologic, Inc.(“Hologic”).  Pursuant to the Asset Purchase Agreement, Fischer has agreed to sell to Hologic all of the intellectual property relating to its mammography business and products, including the rights to the Company’s SenoScan digital mammography and MammoTest stereotactic breast biopsy systems (collectively, the “Acquired Assets”).  Under the terms of the Asset Purchase Agreement, Hologic will pay Fischer a cash purchase price of $32 million for the Acquired Assets.

In connection with entering into the Asset Purchase Agreement, Hologic extended a $5.0 million interest bearing secured loan to Fischer pursuant to a Loan Agreement, Promissory Note, Security Agreement, Patent Security Agreement and Trademark Security Agreement (collectively, the “Loan Documents”), each dated as of June 22, 2005.  The Promissory Note bears interest at a rate based on the Prime Rate as quoted in the Wall Street Journal plus 2% and is secured by a second priority security interest in all of the assets of the Company.  All outstanding principal and interest amounts due under the Promissory Note will be credited towards the $32 million purchase price of the Acquired Assets if the transaction is completed.  If the Asset Purchase Agreement is terminated prior to completion of the transaction (or in certain instances prior to the termination of the Asset Purchase Agreement), the amount of principal and interest outstanding under the Promissory Note will become due and payable by Fischer to Hologic in accordance with the terms of the Promissory Note and the Asset Purchase Agreement.  The Company and Hologic entered into a Subordination and Intercreditor Agreement with ComVest Investment Partners II LLC in connection with the Promissory Note and related agreements.

The transaction is expected to close within 90 to 120 days and is subject to customary closing conditions and the approval of Fischer’s stockholders.  The Asset Purchase Agreement also contains indemnification, non-solicitation, non-competition and other provisions customary for agreements of this nature.  The Company has agreed to pay a termination fee of between $800,000 and

$1,280,000 if the Asset Purchase Agreement is terminated in certain circumstances prior to completion of the transaction.

The Company plans to use the proceeds from the transaction to pay outstanding obligations and to continue to rebuild and explore strategic alternatives for its Radiology, Electrophysiology and Surgical business.

The Asset Purchase Agreement contains a license back to Fischer of the Acquired Assets necessary for Fischer to continue to service and support the installed base of SenoScan and MammoTest systems using its existing service organization and to maintain its contractual obligations for providing MammoTest and SenoScan systems to Ethicon Endo-Surgery and Philips Medical Systems, respectively.

The foregoing is a summary description of the terms of the Asset Purchase Agreement and the Loan Documents and by its nature is incomplete.  For further information regarding the terms and conditions of the acquisition and the provisions of these documents, reference is made to the Asset Purchase Agreement, the Loan Documents and the Subordination and Intercreditor Agreement, which are filed as exhibits hereto and incorporated by reference herein.  In addition, the Company issued a press release on June 22, 2005 announcing the above events, which is filed as Exhibit 99.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03 with respect to the terms and conditions of the Promissory Note.

ITEM 9.01   Financial Statements and Exhibits

(c)  Exhibits.

The following Exhibits are filed as part of this report:

EXHIBIT NO.	DESCRIPTION
10.1	Asset Purchase Agreement, dated as of June 22, 2005 by and between Fischer and Hologic.
10.2	Loan Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.3	Promissory Note dated June 22, 2005 issued by Fischer to Hologic
10.4	Security Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.5	Trademark Security Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.6	Patent Security Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.7	Subordination and Intercreditor Agreement dated June 22, 2005 by and among Fischer, Hologic and ComVest Investment Partners II LLC
99.1	Press Release issued by Fischer on June 22, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISCHER IMAGING CORPORATION

Date: June 23, 2005	By:	/s/ David Kirwan
David Kirwan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Asset Purchase Agreement, dated as of June 22, 2005 by and between Fischer and Hologic.
10.2	Loan Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.3	Promissory Note dated June 22, 2005 issued by Fischer to Hologic
10.4	Security Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.5	Trademark Security Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.6	Patent Security Agreement dated as of June 22, 2005 by and between Fischer and Hologic
10.7	Subordination and Intercreditor Agreement dated June 22, 2005 by and among Fischer, Hologic and ComVest Investment Partners II LLC
99.1	Press Release issued by Fischer on June 22, 2005.